UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2023
GRI BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037
(Address of principal executive offices and zip code)
(619) 400-1170
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K originally filed with the U.S. Securities and Exchange Commission (the “SEC”) by GRI Bio, Inc. (formerly known as Vallon Pharmaceuticals, Inc., or the “Company”) on April 21, 2023 (the “Original Report”) is being filed solely to update Exhibit 3.2 of the Original Report to include the full consolidated text of the Amended and Restated Bylaws of the Company, including those revisions previously effected by that certain Amendment No. 1 to the Amended and Restated Bylaws of the Company, dated May 16, 2022, as previously reported by the Company in its Current Report on Form 8-K filed with the SEC on May 18, 2022. No additional modifications to the Original Report are being made by this Amendment. This Amendment should be read in connection with the Original Report.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses or funds acquired.
The Company intends to file the financial statements of GRI required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
(b) Pro forma financial information.
The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of December 13, 2022, by and among Vallon Pharmaceuticals, Inc., GRI Bio, Inc., and Vallon Merger Sub, Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed with the SEC on December 13, 2022).

2.2
Amendment to Agreement and Plan of Merger, dated as of February 17, 2023, by and among Vallon Pharmaceuticals, Inc., Vallon Merger Sub, Inc., and GRI Bio, Inc. (Incorporated by reference to Exhibit 2.2 to the Registration Statement on Form S-4/A, filed with the SEC on February 24, 2023).

3.1	Certificate of Incorporation of GRI Bio, Inc., as amended.
3.2*	Amended and Restated Bylaws.
4.1	Form of Bridge Warrant (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed with the SEC on December 13, 2022).
4.2	Form of Equity Warrant (Incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K, filed with the SEC on December 13, 2022).
4.3	Form of Exchange Warrant (Incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K, filed with the SEC on December 13, 2022).
4.4	Form of Ecoban Warrant.
4.5
Warrant to Purchase Stock issued to Oppel Greeff, dated as of July 7, 2022 (Incorporated by reference to Exhibit 4.11 to the Registration Statement on Form S-4, filed with the SEC on December 23, 2022).

4.6
Warrant to Purchase Stock issued to Oppel Greeff, dated as of November 4, 2020 (Incorporated by referenced to Exhibit 4.12 to the Registration Statement on S-4, filed with the SEC on December 23, 2022).

4.7
Warrant to Purchase Stock issued to Dinver LLC, dated as of November 4, 2020 (Incorporated by reference to Exhibit 4.13 to the Registration Statement on Form S-4, filed with the SEC on December 23, 2022).

4.8
Warrant to Purchase Stock issued to Eric Reiter, dated as of November 4, 2020 (Incorporated by reference to Exhibit 4.14 to the Registration Statement on Form S-4, filed with the SEC on December 23, 2022).

4.9
Warrant to Purchase Stock issued to FT618 Investments, LLC, dated as of November 9, 2020 (Incorporated by reference to Exhibit 4.15 to the Registration Statement on Form S-4, filed with the SEC on December 23, 2022).

4.10
Warrant to Purchase Stock issued to FT618 Investments, LLC, dated as of December 28, 2020 (Incorporated by reference to Exhibit 4.16 to the Registration Statement on Form S-4, filed with the SEC on December 23, 2022).

4.11	Form of Amendment to 2020 Warrant to Purchase Stock of GRI (Incorporated by reference to Exhibit 4.17 to the Registration Statement on Form S-4/A, filed with the SEC on January 27, 2023).
4.12	Form of Amendment to 2022 Warrant to Purchase Stock of GRI (Incorporated by reference to Exhibit 4.18 to the Registration Statement on Form S-4/A, filed with the SEC on January 27, 2023).
10.1	Form of Indemnification Agreement.

10.2#
Employment Agreement, by and between GRI Bio, Inc. and Marc Hertz, Ph.D., dated as of February 20, 2023 (Incorporated by reference to Exhibit 10.40 to the Registration Statement on Form S-4/A, filed with the SEC on February 24, 2023).

10.3#
Employment Agreement, by and between GRI Bio, Inc. and Leanne M. Kelly, dated as of February 20, 2023 (Incorporated by reference to Exhibit 10.41 to the Registration Statement on Form S-4/A, filed with the SEC on February 24, 2023).

10.4#
Employment Agreement, by and between GRI Bio, Inc. and Vipin Kumar Chaturvedi dated as of February 20, 2023 (Incorporated by reference to Exhibit 10.42 to the Registration Statement on Form S-4/A, filed with the SEC on February 24, 2023).

10.5#	Consulting Agreement, by and between GRI Bio, Inc. and Albert Agro, M.D., dated as of January 9, 2023.
10.6Δ
Securities Purchase Agreement, by and between GRI Bio, Inc. and the investor party thereto, dated December 13, 2022 (Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K, filed with the SEC on December 13, 2022).

10.7Δ
Securities Purchase Agreement, by and among Vallon Pharmaceuticals, Inc., GRI Bio, Inc. and the investor party thereto, dated December 13, 2022 (Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K, filed with the SEC on December 13, 2022).

10.8	Amended and Restated GRI Bio, Inc. 2018 Equity Incentive Plan.
10.9#	Separation Agreement, dated April 21, 2023, by and between GRI Bio, Inc. and David Baker.
16.1	Letter from EisnerAmper LLP to the SEC, dated April 21, 2023.
99.1	Press Release issued by Vallon Pharmaceuticals, Inc., dated April 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.
# Indicates a management contract or any compensatory plan, contract or arrangement.
Δ Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023	Vallon Pharmaceuticals, Inc.
By: /s/ Leanne Kelly
Leanne Kelly
Chief Financial Officer